Exhibit 99.1
REALNETWORKS ANNOUNCES FIRST QUARTER 2015 RESULTS

•	Continued growth in RealPlayer Cloud user base, with over 11.5 million accounts

•	Continued subscriber and revenue growth for Rhapsody, with over 2.5 million paying subscribers

•	Cash and short-term investments of $134.4 million

SEATTLE - May 6, 2015 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the first quarter ended March 31, 2015.
For the first quarter of 2015, revenue was $30.6 million, compared to $35.5 million in the previous quarter and $45.7 million in the first quarter of 2014.
"RealPlayer Cloud’s user base has grown to over 11.5 million users, up from just 2 million a year ago,” said Rob Glaser, Chairman and CEO of RealNetworks. “We believe that by combining RealPlayer Cloud’s growing popularity with some exciting innovations we are getting ready to bring to market, we’re setting Real up for the next great chapter in our history.”
“We also continue to be encouraged by the subscriber and revenue growth at the Rhapsody music service, in which we play a significant role and have a large ownership stake.”
GAAP net loss for the first quarter of 2015 was $(24.5) million or $(0.68) per diluted share, compared to $(7.8) million or $(0.22) per diluted share in the first quarter of 2014. Adjusted EBITDA for the first quarter of 2015 was a loss of $(14.2) million, compared to $(13.9) million for the first quarter of 2014. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
As of March 31, 2015, the company had $134.4 million in unrestricted cash, cash equivalents and short-term investments, compared to $161.7 million as of December 31, 2014.

Business Outlook

For the second quarter of 2015, RealNetworks expects total revenue in the range of $30.0 million to $33.0 million. We expect adjusted EBITDA for the quarter to be a loss in the range of $(18.0) million to $(21.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-790-3440 or +1-517-308-9350 (Passcode: First Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, May 27, 2015 by calling 800-839-2808 or +1- 203-369-3625 (Passcode: 562015).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks, RealPlayer and Slingo are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign c urrencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended March 31,

	2015	2014
	(in thousands, except per share data)

Net revenue	$30,597	$45,724
Cost of revenue	16,547	18,786
Extinguishment of liability	—	(10,580)
Gross profit	14,050	37,518

Operating expenses:
Research and development	12,379	14,059
Sales and marketing	12,837	21,723
General and administrative	7,283	9,317
Restructuring and other charges	485	1,216
Lease exit and related charges	78	79

Total operating expenses	33,062	46,394

Operating income (loss)	(19,012)	(8,876)

Other income (expenses):
Interest income, net	200	136
Gain (loss) on sale of available for sale securities, net	299	2,371
Equity in net loss of Rhapsody	(6,180)	(838)
Other income (expense), net	443	(77)

Total other income (expense), net	(5,238)	1,592

Income (loss) before income taxes	(24,250)	(7,284)
Income tax expense (benefit)	219	486

Net income (loss)	$(24,469)	$(7,770)

Basic net income (loss) per share	$(0.68)	$(0.22)
Diluted net income (loss) per share	$(0.68)	$(0.22)

Shares used to compute basic net income (loss) per share	36,104	35,840
Shares used to compute diluted net income (loss) per share	36,104	35,840

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2015	December 31, 2014
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$102,994	$103,253
Short-term investments	31,394	58,453
Trade accounts receivable, net	15,510	15,257
Deferred costs, current portion	314	702
Deferred tax assets, current	651	652
Prepaid expenses and other current assets	8,278	8,980
Total current assets	159,141	187,297

Equipment, software, and leasehold improvements, at cost:
Equipment and software	71,840	74,100
Leasehold improvements	3,395	3,590
Total equipment, software, and leasehold improvements	75,235	77,690
Less accumulated depreciation and amortization	60,610	61,442
Net equipment, software, and leasehold improvements	14,625	16,248

Restricted cash equivalents and investments	3,000	3,000
Investment in and advances to Rhapsody	10,743	10,000
Available for sale securities	2,648	2,676
Other assets	3,761	2,299
Deferred costs, non-current portion	263	316
Deferred tax assets, net, non-current portion	899	999
Other intangible assets, net	9,700	10,109
Goodwill	16,839	17,355

Total assets	$221,619	$250,299

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,315	$18,653
Accrued and other current liabilities	22,052	25,286
Deferred tax liabilities, net, current portion	1,576	1,628
Deferred revenue, current portion	3,857	5,301
Total current liabilities	45,800	50,868

Deferred revenue, non-current portion	173	235
Deferred rent	1,207	1,215
Deferred tax liabilities, net, non-current portion	690	702
Other long-term liabilities	448	81

Total liabilities	48,318	53,101

Shareholders' equity	173,301	197,198

Total liabilities and shareholders' equity	$221,619	$250,299

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Quarters Ended March 31,
	2015	2014
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(24,469)	$(7,770)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	2,503	2,983
Stock-based compensation	1,329	1,337
Extinguishment of liability	—	(10,580)
Equity in net loss of Rhapsody	6,180	838
Deferred income taxes, net	(77)	10
Gain on sale of available for sale securities	(299)	(2,371)
Realized translation gain	—	(48)
Fair value of warrants received	(1,155)	—
Net change in certain operating assets and liabilities	(4,106)	(2,909)
Net cash provided by (used in) operating activities	(20,094)	(18,510)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(306)	(998)
Proceeds from sale of available for sale securities	352	2,754
Purchases of short-term investments	(6,018)	(29,030)
Proceeds from sales and maturities of short-term investments	33,077	25,589
Advance to Rhapsody	(5,000)	—
Net cash provided by (used in) investing activities	22,105	(1,685)
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	6	210
Tax payments from shares withheld upon vesting of restricted stock	(7)	(60)
Net cash provided by (used in) financing activities	(1)	150
Effect of exchange rate changes on cash and cash equivalents	(2,269)	86
Net increase (decrease) in cash and cash equivalents	(259)	(19,959)
Cash and cash equivalents, beginning of period	103,253	151,235
Cash and cash equivalents, end of period	$102,994	$131,276

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2015	2014
	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$8,013	$8,865	$6,565	$8,556	$15,215
Mobile Entertainment (B)	14,480	17,616	19,190	23,182	19,913
Games (C)	8,104	9,025	8,402	9,087	10,596
Total net revenue	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Product
RealPlayer Group
- License (D)	$4,672	$4,496	$3,255	$3,273	$5,018
- Subscriptions (E)	2,408	2,691	2,680	2,569	2,777
- Media Properties (F)	933	1,678	630	2,714	7,420

Mobile Entertainment
- SaaS (G)	13,298	16,727	17,919	20,175	18,463
- Technology License & Other (H)	1,182	889	1,271	3,007	1,450

Games
- License (I)	3,835	3,854	2,988	3,399	3,849
- Subscriptions (J)	3,570	3,947	4,320	4,440	5,241
- Media Properties (K)	699	1,224	1,094	1,248	1,506

Total net revenue	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Geography
United States	$12,349	$13,860	$12,280	$15,092	$20,428
Rest of world	18,248	21,646	21,877	25,733	25,296
Total net revenue	$30,597	$35,506	$34,157	$40,825	$45,724

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as our RealPlayer Cloud service and SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as our RealPlayer Cloud service and SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks, and our LISTEN product.

(H) Technology licensing and other revenue within Mobile Entertainment includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2015	2014
	Q1	Q4	Q1
	(in thousands)
RealPlayer Group

Net revenue	$8,013	$8,865	$15,215
Cost of revenue	4,112	3,804	3,518
Gross profit	3,901	5,061	11,697

Gross margin	49%	57%	77%

Operating expenses	12,375	13,074	17,787
Operating income (loss)	$(8,474)	$(8,013)	$(6,090)

Adjusted EBITDA	$(7,875)	$(7,320)	$(5,491)

Mobile Entertainment

Net revenue	$14,480	$17,616	$19,913
Cost of revenue	9,506	11,525	11,950
Gross profit	4,974	6,091	7,963

Gross margin	34%	35%	40%

Operating expenses	5,633	7,199	9,616
Operating income (loss)	$(659)	$(1,108)	$(1,653)

Adjusted EBITDA	$225	$24	$(339)

Games

Net revenue	$8,104	$9,025	$10,596
Cost of revenue	2,794	2,655	3,129
Gross profit	5,310	6,370	7,467

Gross margin	66%	71%	70%

Operating expenses	8,683	9,977	9,766
Operating income (loss)	$(3,373)	$(3,607)	$(2,299)

Adjusted EBITDA	$(2,783)	$(3,024)	$(1,674)

Corporate

Net revenue	$—	$—	$—
Cost of revenue	135	(103)	189
Extinguishment of liability	—	—	(10,580)
Gross profit	(135)	103	10,391

Gross margin	N/A	N/A	N/A

Operating expenses	6,371	8,057	9,225
Operating income (loss)	$(6,506)	$(7,954)	$1,166

Adjusted EBITDA	$(3,741)	$(4,879)	$(6,414)

Total

Net revenue	$30,597	$35,506	$45,724
Cost of revenue	16,547	17,881	18,786
Extinguishment of liability	—	—	(10,580)
Gross profit	14,050	17,625	37,518

Gross margin	46%	50%	82%

Operating expenses	33,062	38,307	46,394
Operating income (loss)	$(19,012)	$(20,682)	$(8,876)

Adjusted EBITDA	$(14,174)	$(15,199)	$(13,918)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2015	2014
	Q1	Q4	Q1
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,474)	$(8,013)	$(6,090)
Acquisitions related intangible asset amortization	88	96	60
Depreciation and amortization	511	597	539
Adjusted EBITDA	$(7,875)	$(7,320)	$(5,491)

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(659)	$(1,108)	$(1,653)
Acquisitions related intangible asset amortization	304	271	607
Depreciation and amortization	580	861	707
Adjusted EBITDA	$225	$24	$(339)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(3,373)	$(3,607)	$(2,299)
Acquisitions related intangible asset amortization	293	314	314
Depreciation and amortization	297	269	311
Adjusted EBITDA	$(2,783)	$(3,024)	$(1,674)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(6,506)	$(7,954)	$1,166
Other income (expense), net	443	(10)	(77)
Depreciation and amortization	430	675	445
Lease exit and related charges	78	177	79
Restructuring and other charges	485	1,187	1,216
Stock-based compensation	1,329	1,046	1,337
Extinguishment of liability	—	—	(10,580)
Adjusted EBITDA	$(3,741)	$(4,879)	$(6,414)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(19,012)	$(20,682)	$(8,876)
Other income (expense), net	443	(10)	(77)
Acquisitions related intangible asset amortization	685	681	981
Depreciation and amortization	1,818	2,402	2,002
Lease exit and related charges	78	177	79
Restructuring and other charges	485	1,187	1,216
Stock-based compensation	1,329	1,046	1,337
Extinguishment of liability	—	—	(10,580)
Adjusted EBITDA	$(14,174)	$(15,199)	$(13,918)